Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FPB Bancorp, Inc. on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Nancy E. Aumack, Chief Financial Officer of FPB Bancorp, Inc., certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First Peoples Bank as of and for the period covered by the report.

Date:                      March 12, 2008                                                                By: /s/  Nancy E. Aumack
                                            Nancy E. Aumack,
                                                Principal Financial Officer